UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 27, 2024
TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.
(Exact name of Registrant as specified in its charter)

Colorado		333-212006	84-0464189
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1100 W. 116th Avenue
Westminster	,	Colorado	80234
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (303) 452-6111
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01    Entry into a Material Definitive Agreement.

In September 2021, Tri-State Generation and Transmission Association, Inc. (“Tri-State”) filed with the Federal Energy Regulatory Commission (“FERC”) a modified contract termination payment methodology tariff as Rate Schedule No. 281 that provides a process should a utility member of Tri-State elect to withdraw from membership in Tri-State and terminate its wholesale electric service contract with Tri-State. The tariff process includes requirements for a two-year notice and the payment of a contract termination payment to Tri-State. In October 2021, FERC accepted the modified contract termination payment methodology, to be effective November 1, 2021, subject to refund. FERC set the matter for hearing and instituted a concurrent Federal Power Act section 206 proceeding to determine the justness and reasonableness of the modified methodology.

On April 29, 2022, Northwest Rural Public Power District (“NRPPD”), located in the Eastern Interconnection, provided Tri-State a non-conditional two-year notice of intent to withdraw from membership in Tri-State, with a May 1, 2024 withdrawal effective date.

A hearing on the modified contract termination payment methodology occurred in May 2022 before an administrative law judge at FERC. On September 29, 2022, the administrative law judge issued an initial decision that endorsed the FERC trial staff modified balance sheet approach methodology (“Initial Decision”). In October 2022, Tri-State and other parties filed exceptions to the Initial Decision.

On December 19, 2023, FERC issued an order on the Initial Decision and affirmed in part, reversed in part, modified in part, and clarified the Initial Decision in part. Generally, FERC adopted a further modified version of FERC trial staff’s modified balance sheet approach methodology, referred to as the Adopted BSA. FERC encouraged Tri-State and NRPPD to file a withdrawal agreement no later than 61 days prior to the withdrawal date.

On January 12, 2024, Basin Electric Power Cooperative (“Basin”) filed a complaint with the United States District Court District of North Dakota Eastern Division against Tri-State alleging that the filing of Tri-State’s modified contract termination payment tariff filed with FERC in September 2021 constitutes a breach of the Wholesale Power Contract for the Eastern Interconnection with Basin (“Basin East WPC”). The complaint provides that Basin will seek a preliminary and permanent injunction, along with specific performance, that would restrict Tri-State from allowing a utility member in the Eastern Interconnection from terminating its wholesale electric service contract with Tri-State early. On February 1, 2024, Basin filed with the court a motion for preliminary injunction that would enjoin Tri-State from disposing of its assets in the Eastern Interconnection in violation of the Basin East WPC. Basin's preliminary injunction seeks to preclude Tri-State from allowing a utility member in the Eastern Interconnection, including NRPPD, from terminating its wholesale electric service contract with Tri-State prior to the end of 2050. On February 15, 2024, Tri-State filed a response to Basin's motion. Tri-State disputed much of the merit of Basin's motion, but did not oppose the court granting a limited preliminary injunction. The court set a status conference on the preliminary junction for March 4, 2024.

On February 27, 2024, Tri-State filed with FERC an unexecuted version of a Membership Withdrawal Agreement (“Withdrawal Agreement”), between Tri-State and NRPPD, in FERC Docket No. ER24-1341-000. The Withdrawal Agreement describes the practical action items and related rights and obligations of the parties involved with effectuating the withdrawal of NRPPD from Tri-State’s membership, including the purchase by NRPPD from Tri-State of certain facilities. The unexecuted Withdrawal Agreement filed with FERC provides for the following to occur effective as of the withdrawal date of May 1, 2024: (a) NRPPD will withdraw from its membership in Tri-State, (b) certain specified contracts between Tri‑State and NRPPD, including the Wholesale Electric Service Contract, dated July 1, 2007, (“WESC”) will terminate, (c) Tri‑State will retire and NRPPD will relinquish its rights to any patronage capital retirement or allocation arising from its membership in Tri-State or Tri-State’s furnishing of wholesale electric service to NRPPD, and (d) Tri-State will convey to NRPPD the radial transmission facilities used to service NRPPD.

Under the unexecuted Withdrawal Agreement filed with FERC, NRPPD is required to pay Tri-State prior to the May 1, 2024 withdrawal date the amount calculated pursuant to the FERC-accepted and effective version of Rate Schedule No. 281 as of April 24, 2024 (“Exit Fee”). At least 30 days prior to May 1, 2024, Tri-State will provide the final Exit Fee amount to NRPPD. The Withdrawal Agreement also provides for an Exit Fee true-up to occur in the event such rate schedule and amount paid are modified after April 24, 2024 pursuant to a subsequent final and non-appealable FERC order.

The Withdrawal Agreement provides that the withdrawal of NRPPD is subject to (a) NRPPD’s payment of the Exit Fee and (b) that no court or other adjudicative authority has issued an order enjoining Tri-State from allowing a member, such as NRPPD, to withdraw from membership in Tri-State or terminate its WESC or determining that doing so would breach the Basin East

WPC. In addition, the Withdrawal Agreement includes default provisions, including Tri-State termination rights of the Withdrawal Agreement for non-payment by NRPPD of the Exit Fee and termination rights of either party for a material default. The Withdrawal Agreement becomes effective upon the date specified by FERC. Tri-State requested that FERC accept the Withdrawal Agreement with an effective date of April 28, 2024.

A copy of the Withdrawal Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 1.02    Termination of a Material Definitive Agreement.
Reference is made to the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.
Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, the terms of the unexecuted Withdrawal Agreement attached to this Current Report on Form 8-K and whether those terms will be in the final executed Withdrawal Agreement, the provisions of the Withdrawal Agreement that are in dispute, FERC’s acceptance of the terms contained in the Withdrawal Agreement, the scope and the amount of any contract termination payment, if any, whether NRPPD or other interested parties will file a protest with FERC related to the Withdrawal Agreement, the outcome of any protest filed with FERC, the potential withdrawal date, and the outcome of Basin’s complaint, including its motion for preliminary injunction. These statements are based on various assumptions, whether or not identified in this Current Report on or the exhibits hereto, and on the current expectations of management and are not predictions of actual events.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1
Membership Withdrawal Agreement, between Tri-State Generation and Transmission Association, Inc. and Northwest Rural Public Power District, filed unexecuted with the Federal Energy Regulatory Commission on February 27, 2024

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: February 28, 2024	By:	/s/ Todd E. Telesz
Todd E. Telesz
Senior Vice President/Chief Financial Officer